AUGUST 10, 2016

SUPPLEMENT TO

INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2016, AS LAST SUPPLEMENTED APRIL 21, 2016

(THE HARTFORD MUTUAL FUNDS, INC.)

This supplement contains new and additional information regarding Hartford International Equity Fund and should be read in connection with your Prospectus.

1.              Effective immediately, the second paragraph in the section entitled “Additional Information Regarding Investment Strategies and Risks – International Equity Fund” is deleted in its entirety and the following is added:

The Fund employs a multiple sleeve structure, which means the Fund has several components that Wellington Management manages using different investment styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale. With respect to certain sleeves, Wellington Management uses fundamental analysis to select equity securities on the basis of potential for capital appreciation. Each of these sleeves is managed independently of each other.  Wellington Management also may allocate a portion of the Fund’s assets in securities that Wellington Management believes exhibit low volatility (“Low Volatility Sleeve”).  In selecting securities for the Low Volatility Sleeve, Wellington Management uses systematic screening methodologies to select equity securities based on their volatility characteristics. The Low Volatility Sleeve is intended to be complementary to the other sleeves within the Fund.  Wellington Management does not allocate a set percentage to any specific sleeve but instead seeks a flexible and diversified Fund profile. Together the strategies represent a wide range of investment philosophies, companies, industries, and market capitalizations.

This Supplement should be retained with your Prospectus for future reference.

HV-7277	August 2016